Exhibit 99.1

Heinz Announces Results of Early Participation Period of Exchange Offer for its 15.590% Dealer Remarketable SecuritiesSM

PITTSBURGH--(BUSINESS WIRE)--August 4, 2009--The H.J. Heinz Company (NYSE:HNZ) (the “Company”) today announced the results of the early participation period of its offer to exchange 7.125% Guaranteed Notes due 2039 (“7.125% Guaranteed Notes”) of its subsidiary H.J. Heinz Finance Company (“Heinz Finance”), fully, unconditionally and irrevocably guaranteed by the Company, and cash, for any and all outstanding 15.590% Dealer Remarketable SecuritiesSM (“Drs.”) issued by the Company and Heinz Finance, as co-obligors, due December 1, 2020.

A total of $681 million aggregate principal amount of Drs. have been validly tendered and accepted for exchange at or prior to 5:00 p.m., New York City time today (the “early participation date”), corresponding to 85% of the total outstanding amount of the Drs.

Each holder who tendered Drs. on or prior to the early participation date will receive in exchange for each Drs. $1,000 principal amount of 7.125% Guaranteed Notes (including an early participation payment of $20.00 in principal amount of 7.125% Guaranteed Notes) at an issue price that has been determined to equal $993.11 plus a cash amount equal to $319.39.

Each holder will also receive accrued and unpaid interest on the Drs. to, but not including, August 6, 2009 (the “early settlement date”) of $28.15 per $1,000 principal amount of the Drs., minus the accrued and unpaid interest on the 7.125% Guaranteed Notes from July 29, 2009 to, but not including, the early settlement date of $1.39 per $1,000 principal amount of the 7.125% Guaranteed Notes.

The exchange offer will expire at 11:59 p.m., New York City time, on August 18, 2009 (the “expiration date”), unless otherwise extended or terminated. Holders who validly tender their Drs. after the early participation date but on or before the expiration date, and whose Drs. are accepted for exchange in accordance with the terms of the exchange offer, will receive $980 principal amount of 7.125% Guaranteed Notes plus a cash amount equal to $319.39, plus accrued interest on the Drs. to, but not including, the final settlement date (anticipated to be August 20, 2009), minus the accrued interest on the 7.125% Guaranteed Notes from July 29, 2009 to, but not including, the final settlement date.

Consummation of the exchange is subject to a number of conditions, including the absence of certain adverse legal and market developments.

The offering is only made to holders of Drs. who certify certain matters to us, including their status as “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended.

The 7.125% Guaranteed Notes and the guarantees thereon have not been, and will not be, registered under the Securities Act or any state securities laws. Therefore, the 7.125% Guaranteed Notes may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release does not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities. The exchange offer is being made only pursuant to an offering memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

This press release and our other public pronouncements contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, dividend policy, and planned credit rating, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

  sales, earnings, and volume growth,
  general economic, political, and industry conditions, including those that could impact consumer spending, competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, and energy costs, competition from lower-priced private label brands,
  increases in the cost and restrictions on the availability of raw materials, including agricultural commodities and packaging materials, the ability to increase product prices in response, and the impact on profitability, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls,
  the ability to maintain favorable supplier and customer relationships, and the financial viability of those suppliers and customers, currency valuations and interest rate fluctuations,
  changes in credit ratings, leverage, and economic conditions and the impact of these factors on the cost of borrowing and access to capital markets, our ability to effectuate our strategy, which includes our continued evaluation of potential acquisition opportunities, including strategic acquisitions, joint ventures, divestitures and other initiatives, including our ability to identify, finance and complete these initiatives, and our ability to realize anticipated benefits from them, the ability to successfully complete cost reduction programs and increase productivity, the ability to effectively integrate acquired businesses,
  new products, packaging innovations, and product mix,
  the effectiveness of advertising, marketing, and promotional programs, supply chain efficiency,
  cash flow initiatives,
  risks inherent in litigation, including tax litigation,
  the ability to further penetrate and grow and the risk of doing business in international markets, economic or political instability in those markets, particularly in Venezuela, and the performance of business in hyperinflationary environments, changes in estimates in critical accounting judgments and changes in laws and regulations, including tax laws, the success of tax planning strategies,
  the possibility of increased pension expense and contributions and other people-related costs, the potential adverse impact of natural disasters, such as flooding and crop failures, the ability to implement new information systems and potential disruptions due to failures in information technology systems, with regard to dividends, dividends must be declared by the Board of Directors and will be subject to certain legal requirements being met at the time of declaration, as well as our Board’s view of our anticipated cash needs, and other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in the Company’s Form 10-K for the fiscal year ended April 29, 2009.

The forward-looking statements are and will be based on management’s then current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

ABOUT HEINZ: H.J. Heinz Company, offering “Good Food Every Day”™ is one of the world’s leading marketers and producers of healthy, convenient and affordable foods specializing in ketchup, sauces, meals, soups, snacks and infant nutrition. Heinz provides superior quality, taste and nutrition for all eating occasions whether in the home, restaurants, the office or “on-the-go.” Heinz is a global family of leading branded products, including Heinz® Ketchup, sauces, soups, beans, pasta and infant foods (representing over one third of Heinz’s total sales), Ore-Ida® potato products, Weight Watchers® Smart Ones® entrees, Boston Market® meals, T.G.I. Friday’s® snacks, and Plasmon infant nutrition. Heinz is famous for its iconic brands on five continents, showcased by Heinz® Ketchup, The World’s Favorite Ketchup®.

CONTACT:
H. J. Heinz Company
Media:
Michael Mullen, 412-456-5751
Michael.mullen@us.hjheinz.com
or
Investors:
Margaret Nollen, 412-456-1048